As Filed with the Securities and Exchange Commission on February 6, 2007
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
February 5, 2007
Date of Report (Date of Earliest Event Reported)
Capital Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Tennessee
(State or other jurisdiction of
incorporation or organization)

000-51114	62-1848668
(Commission File Number)	(I.R.S. Employer Identification
Number)
1820 West End Avenue
Nashville, TN
(Address of principal executive offices)
37203
(Zip Code)
615-327-9000
(Registrant’s telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     In connection with its approval of the Merger Agreement, the Compensation Committee of Capital’s Board of Directors approved the following actions on February 5, 2007:
     Amendments to Outstanding Option Agreements
     Subject to the consent of the affected optionees and approval by Renasant, the options awarded on May 31, 2006 to Capital’s president and chief executive officer, R. Rick Hart, and its executive vice president and chief operating officer, John W. Gregory, Jr. (individually, an “Option” and, collectively, the “Options”) will be amended to provide (1) that the Options will not fully vest upon the consummation of the Merger but, instead, will continue to vest in accordance with the regular vesting schedule set forth in each award; (2) that the Options will fully vest upon the occurrence of any change in control subsequent to the consummation of the Merger; and (3) that the Options will fully vest in the event of the affected optionee’s involuntary termination of employment without cause or voluntary resignation for good reason. The amendment of the Options is contingent upon the closing of the Merger.
     Amendments and Actions Taken Regarding Existing Employment Agreements
     Additionally, Capital Bank is a party to existing employment agreements with Messrs. Hart and Gregory, each dated December 13, 2000 (individually, an “Employment Agreement” and, collectively, the “Employment Agreements”). The Employment Agreements currently provide for the payment of an enhanced severance benefit in the event of a change in control only if the employment of the executive is terminated thereafter under specified circumstances. Subject to the consent of the affected executives, Capital Bank’s board of directors and the Company’s Compensation Committee approved amendments to the Employment Agreements to provide for a payment to the affected executives in the event of a change in control, without regard to any condition subsequent.
     Additionally, in connection with its approval of the Merger, the Board of Directors of Capital Bank and the Company’s Compensation Committee approved the cancellation of the Employment Agreements as of the effective date of the Merger, subject to the consent of the affected executives and the entry into a termination and release agreement with each of the affected executives. The forms of termination and release agreements are attached as Schedules 5.20-D and 5.20-F to the Merger Agreement.
     Amendments to SERPs
     Capital Bank’s Board of Directors also approved amendments to the Capital Bank & Trust Company Supplement Executive Retirement Plan Agreement with R. Rick Hart, effective August 20, 2003, as amended by a First Amendment thereto dated December 20, 2006; the Capital Bank & Trust Company Supplement Executive Retirement Plan Agreement with R. Rick Hart, effective July 10, 2006, as amended by a First Amendment thereto dated December 20, 2006; the Capital Bank & Trust Company Supplement Executive Retirement Plan Agreement with John W. Gregory, Jr., effective August 20, 2003, as amended by a First Amendment thereto dated December 20, 2006; and the Capital Bank & Trust Company Supplement Executive Retirement Plan Agreement with John W. Gregory, Jr., effective July 10, 2006, as amended by a First Amendment thereto dated December 20,

2006 (individually, a “SERP Agreement” and, collectively, the “SERP Agreements”). Prior to amendment, the SERP Agreements generally provided for both full vesting and enhancement of benefits in the event of certain types of change in control transactions, such as the Merger.

Item 8.01.	Other Events.
     On February 5, 2007, Capital Bancorp, Inc. (“Capital”) participated in a meeting of employees of Renasant Corporation (“Renasant”) and a meeting of employees of Capital to announce and discuss the proposed merger of Capital with and into Renasant. A copy of a presentation shared at those meetings is attached hereto as Exhibit 99.1.
     Additional Information About the Merger
     In connection with the proposed merger, Renasant and Capital intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a proxy statement/prospectus. This proxy statement/prospectus will be mailed to the shareholders of Capital. INVESTORS AND SECURITY HOLDERS OF CAPITAL ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, CAPITAL AND THE PROPOSED MERGER. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Renasant or Capital with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Capital by directing a written request to Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203, Attention: Investor Relations, and free copies of the documents filed with the SEC by Renasant by directing a written request to Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38802 Attention: Investor Relations.
     Renasant, Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Capital in connection with the proposed transaction. Information about the directors and executive officers of Renasant is set forth in the proxy statement for Renasant Corporation’s 2006 annual meeting of shareholders, as filed with the SEC on March 9, 2006. Information about the directors and executive officers of Capital is set forth in the proxy statement for Capital Bancorp, Inc.’s 2006 annual meeting of shareholders, as filed with the SEC on April 13, 2006. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available.
     Forward Looking Statements
     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital and between Renasant Bank and Capital Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company, and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.
     The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Capital may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) Capital’s shareholders may fail to approve the transaction; (7) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (8) the U.S. legal and regulatory framework could adversely affect the operating results of the combined company; (9) the interest rate environment may compress margins and adversely affect net interest income; and (10) competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and Capital’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Capital’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Capital or the proposed merger or other matters and attributable to Renasant, Capital or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Capital do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.
(d)	The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Presentation to Employees dated February 5, 2007.
Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.

Date: February 5, 2007	By :	/s/ R. Rick Hart
R. Rick Hart, Chairman, President and CEO